Exhibit 4.4

Contract No P61018

Moscow

01.01.2006

CJSC “Tetra Pak”, Moscow, hereinafter referred to as the “Seller”, represented by the Sales and Marketing Director Uros Kepic, acting on the basis of the Power of attorney 28-12/105 dated 28/12/2005, on the one part, and

ZAO “Wimm-Bill-Dann Purchaser”, Moscow, Russia, hereinafter referred to as the “Buyer”, represented by Executive Director Mr. B. V. Rybakov, acting on the basis of Regulation Rules, on the other part, have concluded the present contract on the following:

1. SUBJECT OF THE CONTRACT.

1.1. The Seller sells and the Buyer buys packaging material with the Trademark of the producer and/or the Seller and respective additional materials in accordance with the Specification (Annex No.1 to the present contract), hereinafter referred to as “the Goods”.

1.2. Deliveries shall be fulfilled as per orders placed by the Buyer in accordance with the Annex No. 2.

2. PRICE OF THE CONTRACT.

2.1. Price of the Goods stipulated in the Specification (Annex No.1 to the present Contract), amount of insurance and transportation are set by the Seller in EURO, VAT excluded, and are included separately in the invoices for the Goods to be paid by the Buyer. VAT is to be set in factura-invoices in accordance with the rate valid at the date of invoicing. In case packaging material is shipped from TP Potok/ TP Timashevsk factories, the Seller is obliged to prove transport costs reinvoicing by submitting to the Buyer copies of invoices issued to Seller by the  transport companies.

2.2. Price of the Goods includes pallets delivered to the Buyer.

2.3. Price of the Goods can be amended by the Seller within validity of the present contract by written mutual agreement of the Parties.

2.4. The Seller should inform the Buyer about the new prices not later than 1 month before the changes enter into force.

4. QUANTITY OF GOODS AND TERMS OF PAYMENT.

3.1. Payment should be made in rubles by the bank transfer to the Seller’s account in accordance with the exchange rate of the Central Bank of RF on the date of writing off the amount from the Buyer’s account. Factura-invoices   should be paid within “[•]” calendar days from the date of its issuing but not earlier than the delivery of the Goods to the Buyer’s warehouse.

3.2. Date of issue of the factura-invoice can not be earlier than the date of dispatch.

3.3. In case the Buyer breaches payment terms on its fault, the Seller has the right to charge the penalty on overdue amount of 20% annual rate for every day of delay. The Seller should inform the Buyer in written if such penalties are implemented.

3.4. Due to production characteristics, the Seller has the right to deliver up to 10% above or below the quantity of ordered Goods, the final balance will be adjusted accordingly to actually delivered quantity.

3.5. Factura-invoices issued for aseptic packaging material TPA/m and TBA/m dated from June 15th,

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

2006 till September 15th, 2006 are to be paid within “[•]” calendar days from the date of factura-invoice but not earlier than the Goods arrives at the Buyer’s warehouse.

4. TERMS OF DELIVERY.

 4.1. The Goods are to be delivered to the Customer’s warehouse (Moscow and Moscow region) by transport of the Supplier at the Buyer’s expense unless otherwise is specified in the order.

Delivery address: 140070, Moscow region, pos. Tomilino-3, ptitsefabrika, sklad 48-49

 4.2. Delivery is to be made by fully-loaded trucks according to the order agreed by the parties, the only exception being the last shipment.

4.3.1. Dispatch of all kinds of the Goods should be made within 4,5 (four and a half) weeks after the Seller receives the official order from the Buyer provided the Seller has the design - the original proof of technological texts signed and dated, duly approved by the Buyer.

4.3.2. Dispatch of the Goods from TP Potok and TP Timashevsk factories should be made within 21 (twenty one) working days after the Seller receives the official order from the Buyer provided the Seller has the design - the original proof of technological texts signed and dated, duly approved by the Buyer.

4.3.3. The Seller is obliged to deliver the Goods during period stipulated in the Annex No4 depending on the place of dispatch and place of delivery. Periods of delivery are calculated from the moment of dispatch of the Goods from the Seller’s factories.

4.4. The design should be made in accordance with the design color printout provided by the Buyer and agreed upon between the Buyer and the Seller. Signed and dated design proof is to be considered as final version of design for production of placed order.

4.5. In case the Buyer changes the design during  production of the order already placed and confirmed, the Seller has to stop production of the order with the design to be amended within 24 hours, and the Buyer has to buy the produced lot of Goods and/or to pay the costs connected with the preparation of the order for production as per documents confirming these costs.

4.6. Any changes in the designs existing at the moment of signing of the present contract as well as elaboration of new designs are to be made by the Seller at the terms agreed upon with the Buyer and stipulated in the separate contract.

4.7. In case of delay of delivery at the Seller’s fault, the Buyer has the right to charge the penalty on delayed lot of delivery amount on the basis of 20% annual rate for every day of delay. The Seller should inform the Buyer in written if such penalties are implemented.

4.8. The Buyer shall undertake the costs of storage of unpaid Goods at the Seller’s warehouse in case of delay in shipment of the Goods, if such delay occurred due to the Buyer’s fault and exceeded 10 (ten) calendar days from the confirmed shipment date. The Seller should provide the Buyer with the report about the actual storage costs.

After 10 (ten) days expired, the Seller has the right to dispatch the Goods to the Buyer by the Seller’s transport at the Buyer’s expense with 2 (two) workings days written preliminary note to the Buyer. In this case the Buyer has to accept the Goods at the Buyer’s warehouse within 24 (twenty four) hours from the moment of arrival of the truck to the Buyer’s warehouse provided the date of arrival is a working day.

4.9. The Seller shall send to the Buyer shipment advice to the Buyer immediately after shipment of the truck from the factory/customs terminal and supply the Buyer with the transport documents for

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

each shipment lot by fax/e-mail within 48 (forty eight) hours.

4.10. The Buyer shall be informed in advance about the transfer of production of packaging material to another production facility. This decision shall be made by mutual agreement of the parties.

4.11. The Buyer shall compensate to the Seller  the costs connected with the demurrage of unloaded truck, starting from the day after the agreed date of arrival of the truck to the address indicated in the transport documents, on the basis of 150,00 EURO (VAT excluded) per day for the demurrage of unloaded truck arrived from Tetra Pak factories provided the truck arrives to the address indicated in the transport documents not later than 12:00am on the agreed arrival date.

4.11.1. In case the truck arrives to the address, specified in the transport documents, earlier than the agreed arrival date, the demurrage cost from the moment of arrival of the truck till agreed delivery date should not be charged.

4.11.2. In case the truck arrives to the address, specified in the transport documents, later than 12:00am at the agreed arrival date, the demurrage cost should be calculated after 24 (twenty four) hours from the time of arrival of the truck to the Buyer’s warehouse.

4.11.3. In case the truck arrives to the address, specified in the transport documents, later than the agreed arrival date, the demurrage cost should be calculated after 48 (forty eight) hours from the actual time of arrival of the truck to the Buyer’s warehouse. Actual time of arrival of the truck (date, time) is to be stated by the Buyer’s representative in the transport documents.

The remarks of the Buyer’s representative and transport company representative in the transport documents are to be the basis for the demurrage calculation (transport waybill — for domestic deliveries, CMR — for import deliveries).

4.12. Delivery date is considered to be the date of delivery of the Goods to the buyer’s warehouse. The Buyer shall return to the Seller signed copy of delivery note TORG-12 within 20 (twenty) days from the date the Seller provides the Buyer with the documents mentioned in the article 10.2. but not earlier than the delivery date.

4.13. In spite of delivery terms agreed upon by the parties, the title of the Goods transfers to the Buyer from the moment of dispatch of the Goods from the Seller’s warehouse to the forwarder.

5. TRANSPORTATION RISK.

5.1. The Seller shall take the risk of loss or damage to the Goods which might arise during transportation of the Goods to the Buyer’s warehouse by the Seller’s transport.

5.2. The Seller shall reimburse to the Buyer all the losses including transportation costs and insurance occurred due to the damage of the Goods during transportation provided the Buyer fulfills the terms stated in the article 9.9 of the present contract “Acceptance of the Goods  damaged during the transportation”.

The Buyer shall determine the form of reimbursement by cash or by delivery.

6. REQUIREMENTS TO PAYMENT ORDERS.

6.1. The Buyer shall specify the following information when filling in the payment orders for prepayment or payment according to the invoice.

6.1.1 Factura-Invoice settlement
- Date and number of the factura-invoice

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

- INN
- Exchange rate at the date when the money have been written off from the Buyer’s account.

6.1.2. General Conditions.
In case prepayment or payment against invoice is made by the third party, the name of the Buyer must be stipulated in the payment order in addition to the items above.

7. PACKING AND MARKING.

7.1. The Goods are to be dispatched in packing suitable for Iong distance transportation. Each reel is to be shrink-wrapped. Each pallet with the reels is to be shrink-wrapped as well. Marking shall be as follows:

Contract No Р 61018
Consignee:
Address of destination:

8. STORAGE TERMS.

8.1. Under normal circumstances, reels of packaging material must be kept double- wrapped:

- each reel is tightly shrink-wrapped.

- each pallet is shrink-wrapped.

8.2. Pallets can be stacked in three rows on top of each other provided they are separated by the rigid dividers.

8.3. Transportation pallets are irrevocable and its life is limited.

8.4. The Goods must be stored only on pallets, 100mm min away from the walls.

8.5. The goods must not be exposed to direct moisture (such as pipes evaporation) or sunlight.

8.6. Temperature: Permitted storage temperature is set in a range +10° - +40°C; however before the production the Goods must pass the adaptation period at the temperature +20° - +30° С. The optimal storage temperature is +20°C.

8.7. Air humidity: 40% to 65 % RH.

8.8. In case actual storage temperature and relative air humidity deviate from the recommendations, it is advised to avoid long-term storage by means of delivery schedule adjustment, as well as by using “first in - first out” scheme for material.

8.9. Whenever possible, it is necessary to eliminate such deviations by means of appropriate heating, cooling or humidity control equipment.

9. ACCEPTANCE OF THE GOODS.

9.1. The Buyer or Consignee shall put the remarks (if necessary) in the transport documents during acceptance of the Goods.

9.2. Within 5 (five) calendar days from shipment date the Seller shall provide the Buyer with factura-invoice and delivery note issued in the legally approved by Goskomstat RF form (TORG-12) for each shipment lot.

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

9.3. Final acceptance of the Goods in respect of quantity of delivered goods is to be made by the Buyer at the site within 10 (ten) calendar days from the date of the delivery.

9.4. In case the Buyer has any claims as per quality of delivered Goods, he has the right to submit these claims to the Seller within 12 (twelve) months from the delivery date provided  all the storage requirements stipulated in the article 8 have been met. No claims are accepted if the above time is overdue.

9.5. In case of any claims the Buyer should prepare the claim according to the “Packaging Material Claim Routine” (Annex № 3 to the present contract).

9.6. If the quality claims are submitted by the Buyer and received by the Seller not later than 3 (three) months  from the date of arrival of the Goods to the Buyer’s warehouse, the claimed goods shall be compensated/delivered to the Buyer with the nearest date from the claim acceptance date,  from the same production place for the claimed goods amount. If the total quantity of the packaging material to be replaced is less than one reel, claimed goods shall be compensated/ delivered with the Buyer’s next order in production. In this case the Seller shall reimburse to the Buyer the transportation cost and insurance of the claimed material.

9.7. If the claims are submitted by the Buyer and received by the Seller after 3 months but not later than 12 (twelve) months from the delivery date, the way of compensation shall be specified additionally.

9.8. The Buyer’s liability limits can be determined by the separate agreement of the parties.

9.9. Acceptance of goods damaged during transportation.

In case transport damage to the Goods is found,  the Buyer shall make the following steps at his own expense and risk:

- to make the acceptance of the damaged goods,

- to immediately inform the Seller about the damages in written by fax/cable,

- to take all the necessary steps to prevent  further damage and loss of the goods and transport facilities,

- to take pictures of the damaged goods prior to unloading (whenever possible, the picture should show the type of damage and the reason of the damage),

- in case of truck delivery of damaged goods, to put the appropriate remarks in the transport documents/CMR, to get a signature of the transport company representative on these transport documents. In case the transport company representative refuses to sign the transport documents with the remark of the damage, the Buyer puts this remark by himself.

- in case the damaged goods arrived by rail or by the Buyer’s transport, the Buyer, together with the railways representatives, shall make the commercial certificate about the damage during unloading the goods. In case it is impossible to make this certificate during unloading, it has to be issued within the next 24 (twenty four) hours. Should the carrier refuses to make this commercial certificate or this certificate is issued with mistakes, the consignee is obliged to inform the forwarder in written within 3 days. The letter signed by the railway authorities is to serve enough ground for confirmation of the fact that the railway authorities refused to put remarks in the transport document and, as a consequence, enough ground for the Seller to receive the Buyer’s claim for consideration.

- to forward the originals of the above listed documents to the Seller by courier service within 72 (seventy two) hours from the moment of acceptance of the goods.

10. INTANGIBLE PROPERTY AND TRADEMARKS.

10.1. The Buyer releases the Seller from any obligations towards third parties connected with the orders illegitimately placed by the Buyer.

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

10.2. Provided the Seller sticks to agreed signs, indications, texts, drawings and their allocation on the packaging material in accordance with the design color printout stipulated in the article 4.4. of the present contract, the Buyer releases the Seller from any responsibility for all the claims and damages which might be caused by the use or the reproduction of the existing somebody else’s designs, trademarks, texts or placement in respect of the provided signs printed on the packaging material.

10.3. The Seller confirms the receipt of all necessary owner’s permissions for trademark allocation on the packaging material regardless of the design color printout, for its use and distribution on the Buyer’s territory. In case of breach of this condition the Seller is obliged to reimburse to the Buyer loses born by the latter.

10.4. In case of unauthorized use of the Seller’s or Buyer’s trademarks by one of the parties without permission, the injured party may terminate this Contract and seek for damages  compensation or any other remedies available under applicable laws.

11. FORCE MAJEURE.

11.1. If the Seller or the Buyer are prevented to perform its obligations in accordance with this Contract in full or partially or is unreasonably burdened by circumstances beyond his control, including but not limited to Acts of God, civil war, mobilization, military conscription on a large scale, riots, insurrections and revolutions, sabotage, requisition, confiscation, nationalization, embargoes and expropriation, public bans or acts of authorities, strikes, lockouts, natural cataclysms  such as hurricanes, earthquakes, lightning, fire, explosions, abnormal weather conditions for the concrete area, non-fulfillment of obligations and delays of deliveries by subcontractors due to above mentioned circumstances, the delay in the performance of the obligations under the present contract will not lead to any obligation for compensation.

11.2. Force-majeure circumstances should be proved by the certificate issued by the competent authorities.

11.3. The party declared that force-majeure circumstance occurred, should inform the other party about it within 7 (seven) calendar days from the moment such circumstances occur.

11.4. The party declared that force-majeure circumstance occurred, should provide the other party with the documents stipulated in the article 11.2. during 30 (thirty) working days from the moment such circumstances occur.

11.5. Should the above period is violated, the respective party loose the right to refer to such circumstances as to the ground releasing this party from the responsibility/compensation.

12. ARBITRATION.

12.1. The Seller and the Buyer shall take all measures to settle all disputes arisen from the present contract by amicable way.

12.2. All disputes, differences or demands which may arise out of or in connection with the present Contract, in respect of its fulfilment, violation or  nullification, are to be settled in the International commercial Arbitration court at the Chamber of Commerce and Industry of RF in Moscow in accordance with it’s Rules.

12.3. Place of arbitration is Moscow. During the settlement of all disputes the parties must be guided by the Material Rules of RF.

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

12.4. The court decision is final and binding upon both parties.

13. CONFIDENTIALITY.

13.1. The parties hereby agreed that any information on any information carrier transferred or received within the frame of the present contract, is to be treated as confidential and shall not be disclosed to third parties without mutual agreement by the parties.

13.2. The parties agreed that in case of consent for the transfer of confidential information to third parties, the party initiated this transfer is responsible for keeping this information by third parties as confidential. The parties also bear responsibility for keeping the confidential information by its staff.

13.3. The confidentiality clause will as well be valid after the contract is terminated.

13.4. The confidentiality statement is not valid in case the state bodies request documents containing confidential information.

14. OTHER CONDITIONS.

14.1. The contract enters into force from the date of its signing and is valid within 1 calendar year, i.e. till  December 31, 2006.

Termination of the Contract should not release the parties from the performance of its obligations acting on the date of the contract termination.

14.2. Al the preliminary agreements, discussions and correspondence between the parties in respect of this contract are to be considered null and void from the date of signing of the present contract.

14.3. All the Annexes and Addenda to the present contract form its the integral part.

14.4. All the Amendments and Annexes to the present contract are valid only if made in written form and signed by both parties.

14.5. Neither party has the right to assign its obligations and rights under the present contract to any third party without written consent of the other party.

However the Seller can assign its rights and obligations regarding this Contract to another company within Tetra Laval Group. The Buyer can assign its rights and obligations regarding this Contract to another company within Wimm-Bill-Dann group located in the European part of the Russian Federation.

 In both cases the above should take place against written consent of the parties

14.6. If the Buyer terminates the present contract before its end, the Seller must immediately stop further production of the Goods for the deliveries under the present contract provided the Buyer supplies the Seller with written intention to terminate the contract before its end. Should there be any orders in production, the Seller should immediately stop further production and the Buyer is obliged to pay the price of the Goods actually produced on the date of termination of the present contract.

14.7. In case of amendments in the legislation in respect of tax rates, payments shall be effected in accordance with the tax rate valid at the date of factura-invoice and delivery note. In this case  VAT shall be paid in accordance with the rate valid on the date of the Seller’s invoice.

14.8. The Parties hereby recognize the documents transmitted by fax or electronic facilities, including but not limited to e-mail and Internet, to be equivalent to that executed in the appropriate

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

written form. Such documents shall be binding upon both parties provided they are signed by authorized parties. The parties agree that the way of transmitting the documents by fax or electronic facilities per se shall not constitute the grounds to contest their validity or binding character.

15. LEGAL ADDRESSES OF THE PARTIES.

Seller:
CJSC Tetra Pak

Address:
8, Wilhelm Pieck str., 129226 Moscow, Russia.
Account:
INN 7706017070
Acc. 40702810900001000943 with ING Bank Evrazia Moscow
Corr. acc. 30101810500000000222
BIK 044525222 KPP 771701001
Address of the Bank:
127473, Moscow, Krasnoproletarskaya st, 36

Buyer:
ZAO “Wimm-Bill-Dann Purchaser”
Address:
66, 9/17 b.3, Tverskaya str., 103009, Moscow, Russia
Account:
INN 7110225026 code OKPO 45877002
code OKONKH 71100
BIK 044583342
Account 40702810738000130168
Corr. Account 30101810600000000342
Moscow Bank “Akcionerno-Kommerchesky” of SberBank of Russian Federation

Address of the Bank:
10-2, Mejdunarodnaya str, 109544, Moscow, Russia
The Contract is made in English and Russian languages in two copies, one for each party. In case of differences between English and Russian texts the Russian text shall always prevail over the English text.

Annex 1: Specification of the Goods.
Annex 2: LQS and Quantity “[•]” for packaging material.
Annex 3: Packaging material claim routine.
Annex 4: Periods of delivery of the Goods.
Annex 5: Rolling Forecast accuracy “[•]”. (January 2006)

FOR AND ON BEHALF OF THE SELLER

/s/ Uros Kepic	(Uros Kepic, Sales and Marketing Director)
Date: January 1, 2006

FOR AND ON BEHALF OF THE BUYER

/s/ B. V. Rybakov	(B. V. Rybakov, Executive Director)
Date: January 1, 2006

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

SPECIFICATION

Annex 1
to the Contract P61018
January 01, 2006

Annex No. 1 is valid from 01/01/2006 till 31/03/2006.

No.	Type of packaging material	Package volume, ml	Price FCA TP factory, EUR, Excl. VAT	Printing method
Delivery from: Tetra Pak Kiev (Ukraine), Lund (Sweden), Gorny Milanovec (Serbia)
1 Accessory materials	TBA/j 7369 - 460 MPM LS Strip 8856-951-01	200 ml Base Usage rate: 0.076 kg / 1000 packs	“[•]” / 1000 packs “[•]” / kg	Flexoprocess
2 Accessory materials Accessory materials	TBA/j 7369 - 813 ReCap3 cap MPM LS Strip 8856-951-01 IS PEP Strip 8865-967-01 PULL Tab Strip 8729-728-01 SlimCap cap MPM LS Strip 8856-951-01 IS PEP Strip 8865-963-01 PULL Tab Strip 8729-725-01

1000 ml Slim

Usage rate: 0.146 kg / 1000 packs
Usage rate: 0.03 kg / 1000 packs
Usage rate: 0.015 km / 1000 packs

Usage rate: 0.146 kg / 1000 packs
Usage rate: 0.025 kg / 1000 packs
Usage rate: 0.015 km / 1000 packs

			“[•]” / 1000 packs “[•]” / kg “[•]” / kg “[•]” / km “[•]” / kg “[•]” / kg “[•]” / km	Flexoprocess
3 Accessory materials Accessory materials	TBA/lk 7074 - 835 ReCap3 cap MPM LS Strip 8856-951-01 IS PEP Strip 8865-967-01 PULL Tab Strip 8729-728-01 SlimCap cap MPM LS Strip 8856-951-01 IS PEP Strip 8865-963-01 PULL Tab Strip 8729-725-01

1500 ml Slim

Usage rate: 0.178 kg / 1000 packs
Usage rate: 0.030 kg / 1000 packs
Usage rate: 0.015 km / 1000 packs

Usage rate: 0.178 kg / 1000 packs
Usage rate: 0.030 kg / 1000 packs
Usage rate: 0.015 km / 1000 packs

			“[•]” / 1000 packs “[•]” / kg “[•]” / kg “[•]” / km “[•]” / kg “[•]” / kg “[•]” / km	Flexoprocess

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

No.	Type of packaging material	Package volume, ml	Price FCA TP factory, EUR, Excl. VAT	Printing method
Delivery from: Tetra Pak Moerdijk (Holland)
1 Accessory materials	TPA/j metallized 6982 - 602 MPM LS Strip 8856-951-01 IS PEP Strip 8865-184-01 PULL Tab Strip 8729-722-01 OS OPP Strip 8871-149-01	330 ml Square Usage rate: 0.102 kg / 1000 packs Usage rate: 0.031 kg / 1000 packs Usage rate: 0.035 km / 1000 packs Usage rate: 0.044 kg / 1000 packs	“[•]”/ 1000 packs “[•]” / kg “[•]” / kg “[•]” / km “[•]” / kg	Offset
Delivery from: Tetra Pak Arganda (Spain)
1 Accessory materials	TPA/j 6676-602 MPM LS Strip 8856-951-01 IS PEP Strip 8865-184-01 PULL Tab Strip 8729-722-01 OS OPP Strip 8871-149-01	330 ml Square Usage rate: 0.102 kg / 1000 packs Usage rate: 0.031 kg / 1000 packs Usage rate: 0.035 km / 1000 packs Usage rate: 0.044 kg / 1000 packs	“[•]” / 1000 packs “[•]” / kg “[•]” / kg “[•]” / km “[•]” / kg	Flexoprocess
Delivery from: Tetra Pak Wrexham (UK)
1 Accessory materials	TBA/lk 6815 - 852 MPM LS Strip 8856-951-01 IS PEP Strip 8865-967-01 PULL Tab Strip 8729-728-01	2000 ml Slim Usage rate: 0.178 kg / 1000 packs Usage rate: 0.033 kg / 1000 packs Usage rate: 0.015 km / 1000 packs	“[•]” / 1000 packs “[•]” / kg “[•]” / kg “[•]” / km	Flexoprocess
Delivery from: Tetra Pak Lund (Sweden)
1 Accessory materials	TPA/lk metallized 7438 - 811 LS Strip 8856-951-01	1000 ml Square Usage rate: 0.165 kg / 1000 packs	“[•]”/ 1000 packs “[•]” / kg	Flexoprocess

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

No.	Type of caps	Quality	Price FCA Furulund (Sweden) in EUR, Excl. VAT (Duties included, transportation and insurance excluded)
Delivery from: Germany, Italy
1	SlimCap cap for Tetra Brik Aseptic 2000 ml Slim 8944-002-01 white		“[•]” / 1000 pcs
Delivery from: France, Italy
1	SlimCap cap for Tetra Brik Aseptic 1000 ml, 1500 ml Slim 8944-001-01/31/32 white / red / green		“[•]” / 1000 pcs
Delivery from: Sweden, France, Italy
1	ReCap3 cap for Tetra Brik Aseptic 1000 ml 8940-001-01 white		“[•]” / 1000 pcs
Delivery from: France
1	StreamCap cap for Tetra Prisma Aseptic 1000 ml Square 8958-001-01/31 white / red		“[•]” / 1000 pcs

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

Type of straws		Quantity	Price Delivery from, EUR, Excl. VAT (Duties included, transportation and insurance excluded)
Delivery from: Tetra Pak Potok (Russia)
1	U-straws, 150 mm long, 4 mm diam for TBA 200B Code: 8775-145-57 / U1454 U-straw, 150 mm long for TBA 200 ml	1000 pcs	“[•]”
Delivery from: Tubex (Portugal, Thailand)
1	U-straws, 150 mm long, 4 mm diam for TBA 200B Code: 8775-145-57 / U1454 U-straw, 150 mm long for TBA 200 ml	1000 pcs	“[•]”
2	T-straws, 150 mm long, 5/6 mm diam for TPA 250 Square Code: 8783-919-01 / T15056 Telescopic straw, 150 mm long / white 5/6 mm diam for TPA 250 Square	1000 pcs	“[•]”
3	T-straws, 150 mm long, 5/6 mm diam for TPA 330 Square Code: 8783-919-05 green / T15056 Telescopic straw, 150 mm long / green 5/6 mm diam for TPA 330 Square	1000 pcs	“[•]”

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

Annex No. 2 to contract No. P61018

1. Set-up Charges and Minimum order size:

1.1. Tetra Brik / Tetra Brik Aseptic / Tetra Prizma Aseptic (juice/milk)

Minimum Order size without set-up surcharge equals to 500.000 packs.

Set-up Charges for the listed materials must be charged for individual order or co-print less than 500.000 packs  as a lump sum per printing method:

Flexo / Flexoprocess                     + “[•]” EURO per order

Roto / Offset                                  + “[•]” EURO per order

Set-up Charge does not include VAT and must be shown in the invoice separately.

In case of partial deliveries, total amount of set-up charge is to be added to the first invoice.

1.2. Tetra Fino Aseptic

Minimum order size without Low Quantity set-up charges equals to 1 000.000 packs.

Set-up charges for the listed materials must be charged for individual order or co-print less than 1 000.000 packs as a lump sum per printing method:

Flexo / Flexoprocess                   + “[•]” EURO per order

Roto / Offset                               + “[•]” EURO per order

Set-up charge does not include VAT and must be shown in the invoice separately.

In case of the partial delivery, total amount of set-up charge is to be added to the first invoice.

1.3. Tetra Top

During the period 01/01/06 — 31/12/06 minimum order size without Low Quantity Set-up charges equals to 250.000 packs.

Set-up Charges for the listed materials must be charged for individual order or co-print less than 250.000 packs as a lump sum per printing method:

Flexo / Flexoprocess                   + “[•]” EURO per order

Roto / Offset                               + “[•]” EURO per order

Set-up Charge does not include VAT and must be shown in the invoice separately.

In case of partial delivery, total amount of set-up charge is to be added to the first invoice.

1.4. Minimum production order size for roll packaging material — 1 roll.

125 ml — minimum 520 000 packs

160 — 300 ml — minimum 370 000 packs

330 — 600 ml — minimum 210 000 packs

750 — 1000 ml — minimum 120 000 packs

over 1000 ml — minimum 80 000 packs

2. Low Quantity Surcharges for Blank Packaging Material Tetra Rex.

2.1. Tetra Rex Low Quantity Surcharge scheme:

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

Order (1000 packs)	Surcharge (EURO / 1000 packs)
249 – 100	“[•]”
99 – 50	“[•]”

Low Quantity Surcharges are based on ordered quantity. When ordering quantities stipulated in column “Order” a sum of EURO stipulated in column “Surcharge” should be added to the price.

2.2. Minimum production order size for blank material Tetra Rex equals to 50 000 packs.

3. Order Routine for packaging material.

3.1. The term “Single order” should be interpreted as Buyer’s order for production of certain quantity of packaging material with one approved design.

3.2. The term “Co-print order” should be interpreted as a set of single orders with designs of similar colors in quantity multiple to:

-                    4 — for factories TP Kiev, TP Limburg, TP  Romont, TP Lund, TP Izmir, TP Timashevsk and TP Moerdijk, TP Wrexham for packaging material TBA/m, TFA/m, TBA/j 1000ml Base, 1000ml Slim, 1500ml Slim, 2000ml Slim, TPA/j 330ml, TB/m 1000ml and 500ml,

-                    5 — for factories TP Berlin, TP Gorny Milanovec, TP Lund for packaging material TB/m Square 1000 ml, TBA/j 1000ml Slim, TPA/j 1000 Square

-                    6 - for factories TP Kiev and TP Timashevsk for packaging material TBA/m, TBA/j 200ml Base and 200ml Slim.

“Co-print order” term is valid only for roll material Tetra Brik, Tetra Brik Aseptic, Tetra Prizma Aseptic, Tetra Fino Aseptic, Tetra Top.

3.3. The order for roll packaging material should be placed in quantity divisibly by one mother reel for respective type of package.

3.4. Single order or co-print order forms an integral part of the present Contract, should be issued in accordance with enclosed form and should contain the following information:

-                    customer name;

-                    product name and design number with indication of plate numbers;

-                    type/volume of package;

-                    quantity of ordered material;

-                    requested delivery date;

-                    requested date of arrival of the Goods at the Buyer’s warehouse;

-                    place of production of packaging material.

3.5.. The order should be sent to the address of Customer Service Representative (CSR) by fax, e-mail or via e-business.

3.6. Within 2 (two) working weeks upon receipt of the order the Seller shall inform the Buyer by fax or e-mail that the order has been accepted by the factory for production. The order forms an integral part of the present contract from the moment the Buyer receives the confirmation from the Seller.

3.7. Should there is no confirmation sent by the Seller, the order is considered unplaced.

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

4. Launch of new products.

The Seller grants to the Buyer “[•]” for a new product or for the products in new Tetra Pak package format.

FOR AND ON BEHALF OF THE SELLER

Date: 1 January 2006 ____________________ (Uros Kepic, Sales & Marketing Director)

FOR AND ON BEHALF OF THE BUYER

Date: 1 January 2006 ____________________ (B. V. Rybakov, Executive Director)

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

Sample Production Order Form

Ordered by	Number of design with plates	Description of design	Format/volume	Quantity	Requested ship date	Requested arrival date	Plant
Tsaritsino Dairy Plant	34-1497	Domik v derevnye 3% milk	TBA 1000g	500,000	13 Mar 2006	20 Mar 2006	Timashevsk

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

Annex No. 3 to contract No. P61018

Packaging Material Claim Routine.

1. Composing a claim act.

1.1.      In case the Buyer has any claims as per the quality of packaging or additional material (straws, closures), the Buyer shall assemble a committee consisting of not less than 3 representatives of the Buyer, which shall draw up a Claim Act with mandatory indication of the following information:

-               Company name and address;

-               Claim Act number;

-               Date and time;

-               List of committee representatives with titles;

-               Date of examination;

-               Material description;

-               Production factory name;

-               P-Order number (assigned by Tetra Pak and stated on the reel label);

-               ID number (assigned by Tetra Pak and stated on the reel label);

-               Packaging material type;

-               Date of material manufacture;

-               Reel number;

-               Date of arrival of material to the Buyer;

-               Packaging machine type;

-               Quantity of claimed packaging material;

-               Description of defects;

-               Signatures of all committee representatives.

A recommended sample of the Claim Act form is stated at the end of the present Annex.

1.2. The Claim Act shall be drawn up in not less than two originals, one of which shall be sent to the Seller.

2. Storage of material.

The material shall then be moved to a separate storage, placed on hold and stored according to the storage terms stipulated in the contract P61018.

3. Actions of the parties.

3.1. Buyer shall send the Claim Act and material samples (not less than 2 meters of roll packaging material in the form of a roll, 20 samples of blank packaging material, 20 samples of additional materials if it has defects) to the Seller to the following address: Moscow, ul. Vilgelma Pika, 8. Date of acceptance of the claim for consideration is to be the date of receipt of official claim by the Seller.

3.2. Customer Service Representative of the Seller will contact the Buyer within 48 (forty eight) hours once the claim is received to confirm the receipt of the claim.

3.3. Depending on the amount of material claimed, the nature of the defect, the size of the order and the Buyer’s situation three different actions could be carried out:

3.3.1. If the nature of the defect and the impossibility of material use are evident to Tetra Pak specialist, the claim is accepted for consideration without sending Seller’s service engineer to the Buyer’s production site.

3.3.2. Urgent visit of Seller’s service engineer to the Buyer’s production site to investigate the claim. In this case, the service engineer is sent to the site at the time convenient for both parties. In case mutual consent was not reached, the above mentioned period shall not exceed 3 (three) working days from the moment the claim is received.

3.3.3. Upon mutual agreement of the parties for the article 3.3.2., claim may be investigated at the next production site visit by the service engineer. In this case, the claim will be investigated at the next site visit within 2 (two) months from the date of receipt of the claim.

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

3.4. At the time of the visit, Seller’s service engineer investigates the possibility of using the material in the packaging machine.

3.4.1. If service engineer confirms that it is possible to use the material for production provided all adjustments made to the packaging machine are within the limits specified in the respective technical documentation supplied with the machine, the claim is rejected and the Buyer shall pay for the services rendered during the machine adjustment under current service contract.

3.4.2. If service engineer confirms that it is possible to use the material for production provided some of the adjustments made to the packaging machine are outside the limits specified in the respective technical documentation supplied with the machine, the claim is rejected but the services rendered during the machine adjustment shall be for the at the Seller’s expense.

3.4.3. If service engineer confirms that it is possible to use the material for production, on condition that some of the adjustments made to the packaging machine are outside the limits specified in the respective technical documentation supplied with the machine, the claim is rejected but the services rendered during the machine adjustment shall be for the at the Seller’s expense.

3.5. If service engineer has made adjustments to the packaging machine, the work report should list and detail the adjustments made. A copy of the report is returned to the Customer Service Representative.

4. Claim decision.

4.1. Upon accepting the claim for consideration, Seller’s Customer Service Representative shall inform the Buyer about the decision taken regarding the material claim:

- within “[•]” working weeks from the receipt of the Claim Act for TP Potok/Timashevsk factories;

- within “[•]” working weeks from the receipt of the Claim Act for other TP factories.

4.2. In case there is no reply for the claim within period foreseen in the article 4.1, the claim is considered to be accepted by the Seller without any objections and should be satisfied in full.

4.3. In case the claim is accepted, the Seller should compensate the claimed material in accordance with the contract P61018 and to move the claimed material as per Buyer’s request in the following order:

- for TsMK, LMK, RMK (no affiliates): in case full truck of claimed material is available or within “[•]” months from the date of the Buyer’s request, whatever happens first.

- for other WBD plants: in case full truck of claimed material is available or within “[•]” months from the date of the Buyer’s request, whatever happens first.

FOR AND ON BEHALF OF THE SELLER

Date: 1 January 2006                                                    (Uros Kepic, Sales & Marketing Director)

FOR AND ON BEHALF OF THE BUYER

Date: 1 January 2006 .                                                            (B. V. Rybakov, Executive Director)

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

Company Name

Street name, Moscow, 192236, Russia

Tel. (095) 999-9999, fax (095) 999-9999

APPROVED

General Director

Company Name

_______________

____ _____________2006

CLAIM ACT No. XX/2006

Date of preparation:                                             2006

Place of preparation: Company name, Street name, Moscow

Committee representatives: Head of Quality Control Person’s Name; Head of Raw Materials Warehouse Person’s Name; Deputy Chief Specialist Person’s Name;

Date of examination: __________ 2006

Materials: TBA Apple Juice 0.2 l

Supplier: Tetra Pak Ukraine

Labeling:

P-Order number (stated on the reel label): 00089109

ID number (stated on the reel label): 054148741

Packaging type: TBA/j

Date of manufacture:  5 November 2005

Reel 1: 020004                     Quantity: 7,159  (remainder)

Reel 2: 060003                     Quantity: 17,000

Date received:     22 November 2005

Packing machine type:   TBA/19

Quantity:   24,159 pcs

Findings:

At production time an inspection revealed layer separation of the TBA packaging material (separation of laminate from the paper base).

Committee’s opinion:

The TBA “Apple Juice” 0.2 l packaging material, 24,159 pieces in total, should not be rejected for manufacture, as unfit for that purpose.

Enclosures:  samples of packaging material

Signatures of committee representatives:

___________________                                  ___________________

___________________                                  ___________________

This act has been prepared in 6 copies:

1                  — accounting department;

2                  — accounting department;

3                  — raw materials warehouse;

4                  — raw materials logistics department;

5                  — quality control (laboratory);

6                                          — representative of Tetra Pak.

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

Annex N.4
to contract P61018
dated January 01st, 2006

Periods of delivery of Goods from Tetra Pak factories

Tetra Pak factories / WBD plants	Ramenskoye Dairy Plant, Moscow	Lianozovo Dairy Plant, Moscow	Tsaritsino Dairy Plant, Moscow	Annino Dairy Plant, Anna	Timashevsk Dairy Plant, Timashevsk	Vladivostok Dairy Plant, Vladivostok	Nizhny Novgorod Dairy Plant, Nizhny Novgorod	Baby Dairy Products Plant, Moscow	Siberian Dairy Plant, Novosibirsk	Ufamolagroprom, Ufa	Baltic Milk, St. Petersburg	Obninsk Dairy Plant, Obninsk
Tetra Pak “[•]”	6	6	6	7	8	28	7	6	22	12	7	6
Tetra Pak “[•]”	8	8	8	9	10	30	9	8	24	14	5	8
Tetra Pak “[•]”	14	14	14	15	16	35	15	14	29	19	14	14
Tetra Pak “[•]”	12	12	12	13	14	34	13	12	28	18	12	12
Tetra Pak - “[•]”	10	10	10	11	12	32	11	10	26	16	10	10
Tetra Pak - “[•]”	9	9	9	10	11	31	10	9	25	15	10	10
Tetra Pak S.A. - “[•]”	13	14	14	15	16	35	15	14	29	19	14	14
Tetra Pak S.A. - “[•]”	14	14	14	15	16	35	15	14	29	19	14	14
Tetra Pak “[•]”	3	3	3	3	3	25	4	3	19	9	4	3
Tetra Pak “[•]”	14	14	14	15	16	36	15	14	30	20	14	14
Tetra Pak “[•]”	14	14	14	14	15	33	14	14	27	17	14	14
Tetra Pak “[•]”	21	21	21	22	23	37	22	21	31	24	21	21
Tetra Pak “[•]”	45	45	45	46	48	35	44	45	45	48	43	45
“[•]”	21	21	21	21	21	50	21	21	35	25	21	21
“[•]”	21	21	21	21	22	37	21	21	31	23	20	21
Tetra Pak - “[•]”	14	14	14	15	16	35	15	14	29	19	14	14
Tetra Pak - “[•]”	9	9	9	10	11	31	10	9	25	15	10	10
Tetra Pak - “[•]”	1	1	1	2	3	29	2	1	22	6	2	1
Tetra Pak - “[•]”	15	15	15	16	17	46	16	15	39	21	17	15
Tetra Pak -”[•]”	50	50	50	50	50	50	50	50	50	50	50	50

All periods are in calendar days. Calendar days are working days, saturdays,  sundays, excluding national holidays.

The above mentioned delivery periods are valid for fully-loaded transport facilities and may change due to force-majeure circumstances.

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

Annex No. 5 to contract No. P61018
“ROLLING FORECAST ACCURACY “[•]””

Moscow                                     January 01, 2006

CJSC “Tetra Pak”, Russia, hereinafter referred to as “the Seller” and

ZAO “Wimm-Bill-Dann Purchaser”, Russia, hereinafter referred to as “the Buyer”, have agreed upon the following:

1.              The Seller provides the Buyer with an additional “[•]” in the below amount:

Packaging material	“[•]”
TBA/m 7045-460	“[•]”
TBA/m 7414-460	“[•]”
TBA/m 7414-465	“[•]”
TBA/m 6767-470	“[•]”
TBA/m 7045-810	“[•]”
TBA/m 7414-810	“[•]”
TBA/m 7414-813	“[•]”
TBA/m 7460-835	“[•]”
TPA/jl 6983-561	“[•]”
TPA/m 6984-602	“[•]”
TPA/jl 6683-902	“[•]”
TB/m 6065-701	“[•]”
TB/m 6065-811	“[•]”
TB/m 6065-700	“[•]”
TB/m 6065-810	“[•]”
TB/m 6131-700	“[•]”
TB/m 6131-810	“[•]”
TR/m 8276-560	“[•]”
TR/m 8276-700	“[•]”
TR/m 8276-810	“[•]”
TT-3/m 4542-389	“[•]”
TT-3/m 4542-609	“[•]”
TT-3/m 4542-702	“[•]”
TBA/j 7369-460	“[•]”
TBA/j 7369-813	“[•]”
TBA/j 7074-835	“[•]”
TBA/jl 6815-852	“[•]”
TPA/j 7438-811	“[•]”
TPA/j 6982-602	“[•]”
TFA/m 4421-810	“[•]”

from the price mentioned in the Annex No.1 “Specification” to the Contract P61018 for the fulfillment of rolling forecast accuracy of packaging material* purchase in December 2005.

* In terms of the present Annex No. 5 the term “packaging material” means the following types of packaging material only (Tetra Brick Aseptic/m — TBA/m, Tetra Brick Aseptic/j — TBA/j, Tetra Prizma Aseptic — TPA, Tetra Top — TT, Tetra Rex — TR, Tetra Brik — TB) for packing juices, nectars, milk, milk drinks and juice drinks.

2. The “[•]” is given by “[•]” of packaging material mentioned in the Annex N 1 “Specification”:

Packaging material	“[•]”
TBA/m 7045-460	“[•]”
TBA/m 7414-460	“[•]”
TBA/m 7414-465	“[•]”
TBA/m 6767-470	“[•]”
TBA/m 7045-810	“[•]”
TBA/m 7414-810	“[•]”
TBA/m 7414-813	“[•]”
TBA/m 7460-835	“[•]”
TPA/jl 6983-561	“[•]”
TPA/m 6984-602	“[•]”

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

TPA/jl 6683-902	“[•]”
TB/m 6065-701	“[•]”
TB/m 6065-811	“[•]”
TB/m 6065-700	“[•]”
TB/m 6065-810	“[•]”
TB/m 6131-700	“[•]”
TB/m 6131-810	“[•]”
TR/m 8276-560	“[•]”
TR/m 8276-700	“[•]”
TR/m 8276-810	“[•]”
TT-3/m 4542-389	“[•]”
TT-3/m 4542-609	“[•]”
TT-3/m 4542-702	“[•]”
TBA/j 7369-460	“[•]”
TBA/j 7369-813	“[•]”
TBA/j 7074-835	“[•]”
TBA/jl 6815-852	“[•]”
TPA/j 7438-811	“[•]”
TPA/j 6982-602	“[•]”
TFA/m 4421-810	“[•]”

and is valid for packaging materials being bought in January 2006 under the contract P61018.

3. The “[•]” is valid till January 31, 2006.

4. If the Buyer delays any of the payments foreseen by the Contract, for more than 10 (ten) calendar days, the Seller shall be entitled to cancel and revoke the “[•]” unilaterally and to delay the placement of the next orders and/or to delay the delivery of the ordered packaging material.

5. The present Annex enters into force upon its signing and forms an integral part of the Contract.

THE BUYER

__________________________

THE SELLER

______________________________

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

Annex No. 6 to contract No. P61018
“ROLLING FORECAST ACCURACY “[•]””

Moscow                                     February 01, 2006

CJSC “Tetra Pak”, Russia, hereinafter referred to as “the Seller” and

ZAO “Wimm-Bill-Dann Purchaser”, Russia, hereinafter referred to as “the Buyer”, have agreed upon the following:

2.              The Seller provides the Buyer with an additional “[•]” in the below amount:

Packaging material	“[•]”
TBA/m 7045-460	“[•]”
TBA/m 7414-460	“[•]”
TBA/m 7414-465	“[•]”
TBA/m 6767-470	“[•]”
TBA/m 7045-810	“[•]”
TBA/m 7414-810	“[•]”
TBA/m 7414-813	“[•]”
TBA/m 7460-835	“[•]”
TPA/jl 6983-561	“[•]”
TPA/m 6984-602	“[•]”
TPA/jl 6683-902	“[•]”
TB/m 6065-701	“[•]”
TB/m 6065-811	“[•]”
TB/m 6065-700	“[•]”
TB/m 6065-810	“[•]”
TB/m 6131-700	“[•]”
TB/m 6131-810	“[•]”
TR/m 8276-560	“[•]”
TR/m 8276-700	“[•]”
TR/m 8276-810	“[•]”
TBA/j 7369-460	“[•]”
TBA/j 7369-813	“[•]”
TBA/j 7074-835	“[•]”
TBA/jl 6815-852	“[•]”
TPA/j 7438-811	“[•]”
TPA/j 6982-602	“[•]”

from the price mentioned in the Annex No.1 “Specification” to the Contract P61018 for the fulfillment of rolling forecast accuracy of packaging material* purchase in January 2006.

* In terms of the present Annex No. 6 the term “packaging material” means the following types of packaging material only (Tetra Brick Aseptic/m — TBA/m, Tetra Brick Aseptic/j — TBA/j, Tetra Prizma Aseptic — TPA, Tetra Top — TT, Tetra Rex — TR, Tetra Brik — TB) for packing juices, nectars, milk, milk drinks and juice drinks.

2. The “[•]” is given by “[•]” of packaging material mentioned in the Annex N 1 “Specification”:

Packaging material	“[•]”
TBA/m 7045-460	“[•]”
TBA/m 7414-460	“[•]”
TBA/m 7414-465	“[•]”
TBA/m 6767-470	“[•]”
TBA/m 7045-810	“[•]”
TBA/m 7414-810	“[•]”
TBA/m 7414-813	“[•]”
TBA/m 7460-835	“[•]”
TPA/jl 6983-561	“[•]”
TPA/m 6984-602	“[•]”
TPA/jl 6683-902	“[•]”
TB/m 6065-701	“[•]”
TB/m 6065-811	“[•]”

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

TB/m 6065-700	“[•]”
TB/m 6065-810	“[•]”
TB/m 6131-700	“[•]”
TB/m 6131-810	“[•]”
TR/m 8276-560	“[•]”
TR/m 8276-700	“[•]”
TR/m 8276-810	“[•]”
TBA/j 7369-460	“[•]”
TBA/j 7369-813	“[•]”
TBA/j 7074-835	“[•]”
TBA/jl 6815-852	“[•]”
TPA/j 7438-811	“[•]”
TPA/j 6982-602	“[•]”

and is valid for packaging materials being bought in February 2006 under the contract P61018.

3. The “[•]” is valid till February 28, 2006.

4. If the Buyer delays any of the payments foreseen by the Contract, for more than 10 (ten) calendar days, the Seller shall be entitled to cancel and revoke the “[•]” unilaterally and to delay the placement of the next orders and/or to delay the delivery of the ordered packaging material.

5. The present Annex enters into force upon its signing and forms an integral part of the Contract.

THE BUYER

__________________________

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

Annex No. 7 to contract No. P61018
“ROLLING FORECAST ACCURACY “[•]””

Moscow                                     March 01, 2006

CJSC “Tetra Pak”, Russia, hereinafter referred to as “the Seller” and

ZAO “Wimm-Bill-Dann Purchaser”, Russia, hereinafter referred to as “the Buyer”, have agreed upon the following:

1.              The Seller provides the Buyer with an additional “[•]” in the below amount:

Packaging material	“[•]”
TBA/m 7045-460	“[•]”
TBA/m 7414-460	“[•]”
TBA/m 7414-465	“[•]”
TBA/m 6767-470	“[•]”
TBA/m 7045-810	“[•]”
TBA/m 7414-810	“[•]”
TBA/m 7414-813	“[•]”
TBA/m 7460-835	“[•]”
TPA/jl 6983-561	“[•]”
TPA/m 6984-602	“[•]”
TPA/jl 6683-902	“[•]”
TB/m 6065-701	“[•]”
TB/m 6065-811	“[•]”
TB/m 6065-700	“[•]”
TB/m 6065-810	“[•]”
TB/m 6131-700	“[•]”
TB/m 6131-810	“[•]”
TR/m 8276-560	“[•]”
TR/m 8276-700	“[•]”
TR/m 8276-810	“[•]”
TT-3/m 4542-389	“[•]”
TT-3/m 4542-609	“[•]”
TT-3/m 4542-702	“[•]”
TBA/j 7369-460	“[•]”
TBA/j 7369-813	“[•]”
TBA/j 7074-835	“[•]”
TBA/jl 6815-852	“[•]”
TPA/jl 6982-602	“[•]”
TPA/jl 6676-602	“[•]”
TPA/jl 7438-811	“[•]”

from the price mentioned in the Annex No.1 “Specification” to the Contract P61018 for the fulfillment of rolling forecast accuracy of packaging material* purchase in February 2006.

* In terms of the present Annex No7 the term “packaging material” means the following types of packaging material only (Tetra Brick Aseptic/m — TBA/m, Tetra Brick Aseptic/j — TBA/j, Tetra Prizma Aseptic — TPA, Tetra Top — TT, Tetra Rex — TR, Tetra Brik — TB) for packing juices, nectars, milk, milk drinks and juice drinks.

2. The “[•]” is given by “[•]” of packaging material mentioned in the Annex N 1 “Specification”:

Packaging material	“[•]”
TBA/m 7045-460	“[•]”
TBA/m 7414-460	“[•]”
TBA/m 7414-465	“[•]”
TBA/m 6767-470	“[•]”
TBA/m 7045-810	“[•]”
TBA/m 7414-810	“[•]”
TBA/m 7414-813	“[•]”
TBA/m 7460-835	“[•]”
TPA/jl 6983-561	“[•]”

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

TPA/m 6984-602	“[•]”
TPA/jl 6683-902	“[•]”
TB/m 6065-701	“[•]”
TB/m 6065-811	“[•]”
TB/m 6065-700	“[•]”
TB/m 6065-810	“[•]”
TB/m 6131-700	“[•]”
TB/m 6131-810	“[•]”
TR/m 8276-560	“[•]”
TR/m 8276-700	“[•]”
TR/m 8276-810	“[•]”
TT-3/m 4542-389	“[•]”
TT-3/m 4542-609	“[•]”
TT-3/m 4542-702	“[•]”
TBA/j 7369-460	“[•]”
TBA/j 7369-813	“[•]”
TBA/j 7074-835	“[•]”
TBA/jl 6815-852	“[•]”
TPA/jl 6982-602	“[•]”
TPA/jl 6676-602	“[•]”
TPA/jl 7438-811	“[•]”

and is valid for packaging materials being bought in March 2006 under the contract P61018.

3. The “[•]” is valid till March 31, 2006.

4. If the Buyer delays any of the payments foreseen by the Contract, for more than 10 (ten) calendar days, the Seller shall be entitled to cancel and revoke the “[•]” unilaterally and to delay the placement of the next orders and/or to delay the delivery of the ordered packaging material.

5. The present Annex enters into force upon its signing and forms an integral part of the Contract.

THE BUYER

__________________________

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

Annex No. 8 to contract No. P61018
“ROLLING FORECAST ACCURACY “[•]””

Moscow                                     April 01, 2006

CJSC “Tetra Pak”, Russia, hereinafter referred to as “the Seller” and

ZAO “Wimm-Bill-Dann Purchaser”, Russia, hereinafter referred to as “the Buyer”, have agreed upon the following:

1.              The Seller provides the Buyer with an additional “[•]” in the below amount:

Packaging material	“[•]”
TBA/m 7045-460	“[•]”
TBA/m 7414-460	“[•]”
TBA/m 7414-465	“[•]”
TBA/m 6767-470	“[•]”
TBA/m 7045-705	“[•]”
TBA/m 7045-810	“[•]”
TBA/m 7414-810	“[•]”
TBA/m 7414-813	“[•]”
TBA/m 7045-835	“[•]”
TBA/m 7445-835	“[•]”
TBA/m 7414-835	“[•]”
TB/m 6065-701	“[•]”
TB/m 6065-811	“[•]”
TB/m 6065-700	“[•]”
TB/m 6065-810	“[•]”
TB/m 6131-700	“[•]”
TB/m 6131-810	“[•]”
TBA/j 7369-460	“[•]”
TBA/j 7369-813	“[•]”
TBA/j 7074-835	“[•]”
TBA/jl 6815-852	“[•]”
TPA/j 6982-602	“[•]”
TPA/j 6676-602	“[•]”
TPA/j 7438-811	“[•]”

from the price mentioned in the Additional agreement No. 1 to Annex No.1 “Specification” to the Contract P61018 for the fulfillment of rolling forecast accuracy of packaging material* purchase in March 2006.

* In terms of the present Annex No8 the term “packaging material” means the following types of packaging material only (Tetra Brick Aseptic/m — TBA/m, Tetra Brick Aseptic/j — TBA/j, Tetra Prizma Aseptic — TPA, Tetra Brik/m — TB/m) for packing juices, nectars, milk, milk drinks and juice drinks.

2. The “[•]” is given by “[•]” of packaging material mentioned in the Additional agreement No. 1 to Annex No. 1 “Specification”:

Packaging material	“[•]”
TBA/m 7045-460	“[•]”
TBA/m 7414-460	“[•]”
TBA/m 7414-465	“[•]”
TBA/m 6767-470	“[•]”
TBA/m 7045-705	“[•]”
TBA/m 7045-810	“[•]”
TBA/m 7414-810	“[•]”
TBA/m 7414-813	“[•]”
TBA/m 7045-835	“[•]”
TBA/m 7445-835	“[•]”
TBA/m 7414-835	“[•]”
TB/m 6065-701	“[•]”
TB/m 6065-811	“[•]”

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

TB/m 6065-700	“[•]”
TB/m 6065-810	“[•]”
TB/m 6131-700	“[•]”
TB/m 6131-810	“[•]”
TBA/j 7369-460	“[•]”
TBA/j 7369-813	“[•]”
TBA/j 7074-835	“[•]”
TBA/jl 6815-852	“[•]”
TPA/j 6982-602	“[•]”
TPA/j 6676-602	“[•]”
TPA/j 7438-811	“[•]”

and is valid for packaging materials being bought in April 2006 under the contract P61018.

3. The “[•]” is valid till April 30, 2006.

4. If the Buyer delays any of the payments foreseen by the Contract, for more than 10 (ten) calendar days, the Seller shall be entitled to cancel and revoke the “[•]” unilaterally and to delay the placement of the next orders and/or to delay the delivery of the ordered packaging material.

5. The present Annex enters into force upon its signing and forms an integral part of the Contract.

THE BUYER

__________________________

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

Annex No. 9 to contract No. P61018
“ROLLING FORECAST ACCURACY “[•]”

Moscow                                     May 01st, 2006

CJSC “Tetra Pak”, Russia, hereinafter referred to as “the Seller” and

ZAO “Wimm-Bill-Dann Purchaser”, Russia, hereinafter referred to as “the Buyer”, have agreed upon the following:

3.              The Seller provides the Buyer with an additional “[•]” in the below amount:

Packaging material	“[•]”
TBA/m 7045-460	“[•]”
TBA/m 7414-460	“[•]”
TBA/m 7414-465	“[•]”
TBA/m 6767-470	“[•]”
TBA/m 7045-705	“[•]”
TBA/m 7045-810	“[•]”
TBA/m 7414-810	“[•]”
TBA/m 7414-813	“[•]”
TBA/m 7045-835	“[•]”
TBA/m 7414-835	“[•]”
TB/m 6065-701	“[•]”
TB/m 6065-811	“[•]”
TB/m 6065-700	“[•]”
TB/m 6065-810	“[•]”
TB/m 6131-700	“[•]”
TB/m 6131-810	“[•]”
TR/m 8276-560	“[•]”
TR/m 8276-700	“[•]”
TR/m 8276-810	“[•]”
TBA/j 7369-460	“[•]”
TBA/j 7369-813	“[•]”
TBA/j 7074-835	“[•]”
TBA/jl 6815-852	“[•]”
TPA/j 6982-602	“[•]”
TPA/j 7452-602	“[•]”
TPA/j 7438-811	“[•]”
TPA/j 7442-811	“[•]”

from the price mentioned in the Additional agreement No. 1 to Annex No.1 “Specification” to the Contract P61018 for the fulfillment of rolling forecast accuracy of packaging material* purchase in April 2006.

* In terms of the present Annex No9 the term “packaging material” means the following types of packaging material only (Tetra Brick Aseptic/m — TBA/m, Tetra Brick Aseptic/j — TBA/j, Tetra Prizma Aseptic — TPA, Tetra Brik/m — TB/m, Tetra Rex/m — TR/m) for packing juices, nectars, milk, milk drinks and juice drinks.

2. The “[•]” is given by “[•]” of packaging material mentioned in the Additional agreement No. 1 to Annex No. 1 “Specification”:

Packaging material	“[•]”
TBA/m 7045-460	“[•]”
TBA/m 7414-460	“[•]”
TBA/m 7414-465	“[•]”
TBA/m 6767-470	“[•]”
TBA/m 7045-705	“[•]”
TBA/m 7045-810	“[•]”
TBA/m 7414-810	“[•]”
TBA/m 7414-813	“[•]”
TBA/m 7045-835	“[•]”
TBA/m 7414-835	“[•]”

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.

TB/m 6065-701	“[•]”
TB/m 6065-811	“[•]”
TB/m 6065-700	“[•]”
TB/m 6065-810	“[•]”
TB/m 6131-700	“[•]”
TB/m 6131-810	“[•]”
TR/m 8276-560	“[•]”
TR/m 8276-700	“[•]”
TR/m 8276-810	“[•]”
TBA/j 7369-460	“[•]”
TBA/j 7369-813	“[•]”
TBA/j 7074-835	“[•]”
TBA/jl 6815-852	“[•]”
TPA/j 6982-602	“[•]”
TPA/j 7452-602	“[•]”
TPA/j 7438-811	“[•]”
TPA/j 7442-811	“[•]”

and is valid for packaging materials being bought in May 2006 under the contract P61018.

3. The “[•]” is valid till May 31, 2006.

4. If the Buyer delays any of the payments foreseen by the Contract, for more than 10 (ten) calendar days, the Seller shall be entitled to cancel and revoke the “[•]” unilaterally and to delay the placement of the next orders and/or to delay the delivery of the ordered packaging material.

5. The present Annex enters into force upon its signing and forms an integral part of the Contract.

THE BUYER

__________________________

SELLER	BUYER

“[•]” means that certain confidential material has been filed separately with the Securities and Exchange Commission.